Exhibit 10.2
EAGLE MATERIALS INC.
INCENTIVE PLAN
NON-QUALIFIED DIRECTOR STOCK OPTION AGREEMENT
          This option agreement (the “Option Agreement” or “Agreement”) entered into between Eagle Materials Inc., a Delaware corporation (the “Company”), and                      (the “Optionee”), a director of the Company, with respect to a right (the “Option”) awarded to the Optionee under the Eagle Materials Inc. Incentive Plan, as amended (the “Plan”), on July 27, 2006 (the “Award Date”) to purchase from the Company up to but not exceeding in the aggregate                      shares of Common Stock (as defined in the Plan) at a price of $37.95 per share (the “Exercise Price”), such number of shares and such price per share being subject to adjustment as provided in the Plan, and further subject to the following terms and conditions:
          1. Relationship to Plan.
          This Option is subject to all of the terms, conditions and provisions of the Plan and administrative interpretations thereunder, if any, which have been adopted by the Company’s Compensation Committee (“Committee”) and are in effect on the date hereof. Except as defined herein, capitalized terms shall have the same meanings ascribed to them under the Plan. For purposes of this Option Agreement:
          “Retirement” means termination of service on the Board at the Company’s mandatory retirement age in accordance with the Company’s Director Retirement Policy or earlier on such terms and conditions as approved by the Committee.
          2. Exercise Schedule.
          (a) Exercisability. This Option may be exercised to purchase the shares of Common Stock covered thereby (the “Option Shares”) immediately on the Award Date.
          Such Option may be exercised in whole or in part (at any time or from time to time, except as otherwise provided herein) until expiration of the Option pursuant to the terms of this Agreement or the Plan.
          (b) Change in Control. Upon the occurrence of a Change in Control (as defined in Exhibit A to this Agreement), (i) this Option may be replaced within a reasonable time after the Change in Control with an option of equivalent value to purchase shares of the surviving parent corporation if the Committee determines that the terms giving rise to the Change in Control provide for such replacement, or (ii) the Option may be settled in cash in accordance with the last sentence of this subparagraph (b). Upon a Change in Control, pursuant to Section 16 of the Plan, the Company may, in its discretion, settle the Option by a cash payment equal to the difference between the Fair Market Value per share of Common Stock on the settlement date and the Exercise Price for the Option, multiplied by the number of shares then subject to the Option.

          3. Termination of Option.
          The Option hereby granted shall terminate and be of no force and effect with respect to any shares of Common Stock not previously purchased by the Optionee at the earliest time specified below:
          (a) the tenth anniversary of the Award Date;
          (b) if Optionee’s service as a Director is terminated by the Company for “cause” (as determined by the Committee) at any time after the Award Date, then the Option shall terminate immediately upon such termination of Optionee’s service;
          (c) if Optionee’s service as a Director is terminated due to the Retirement then the Option shall terminate on the first business day following the expiration of the three (3) year period which began on the date of Optionee’s Retirement;
          (d) if Optionee’s service as a Director is terminated due to death at any time after the Award Date and while in the service of the Company or within 90 days after termination of such service, then the Option shall terminate on the first business day following the expiration of the one-year period which began on the date of Optionee’s death; or
          (e) if Optionee’s service as a Director is terminated for any reason other than death, Retirement or termination for “cause,” then the Option shall terminate on the first business day following the expiration of the 90-day period beginning on the date of termination of Optionee’s service;
          4. Exercise of Option.
          Subject to the limitations set forth herein and in the Plan, this Option may be exercised by notice provided to the Company as set forth in Section 5. The payment of the Exercise Price for the Option Shares being purchased pursuant to the Option shall be made (a) in cash, by check or cash equivalent, (b) by tender to the Company, or attestation to the ownership, of Common Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such Common Stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the Exercise Price, (c) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System), (d) by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law, or (e) by any combination thereof. For the purpose of determining the amount, if any, of the purchase price satisfied by payment in Common Stock, such Common Stock shall be valued at its Fair Market Value on the date of exercise.
          If the Optionee desires to pay the purchase price for the Option Shares by tendering Common Stock using the method of attestation, the Optionee may, subject to any such conditions and in compliance with any such procedures as the Committee may adopt, do so by attesting to the ownership of Common Stock of the requisite value, in which case the Company shall issue or otherwise deliver to the Optionee upon such exercise a number of Option Shares equal to the result obtained by dividing (a) the excess of the aggregate Fair Market Value of the total number shares of Common Stock subject to the Option for which the Option (or portion thereof) is being exercised over the purchase price payable in respect of such exercise by (b) the Fair Market Value per Option Share subject to the Option, and the Optionee may retain the shares of Common Stock the ownership of which is attested.
          Notwithstanding anything to the contrary contained herein, the Optionee agrees that he will not exercise the Option granted pursuant hereto, and the Company will not be obligated to issue any Option Shares pursuant to this Option Agreement, if the exercise of the Option or the issuance of such shares would constitute a violation by the Optionee or by the Company of any provision of any law or regulation of any governmental authority or any stock exchange or transaction quotation system. The Optionee agrees that, unless the options and shares covered by the Plan have been registered pursuant to the Securities Act of 1933, as amended (the “Act”), the Company may, at its election, require the Optionee to give a representation in writing in form and substance satisfactory to the Company to the effect that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of such shares or any part thereof.
          If any law or regulation requires the Company to take any action with respect to the shares specified in such notice, the time for delivery thereof, which would otherwise be as promptly as reasonably practicable, shall be postponed for the period of time necessary to take such action.
          5. Notices.
          Notice of exercise of the Option must be made in the following manner, using such forms as the Company may from time to time provide:
          (a) by electronic means as designated by the Committee, in which case the date of exercise shall be the date when receipt is acknowledged by the Company;
          (b) by registered or certified United States mail, postage prepaid, to Eagle Materials Inc., Attention: Secretary, 3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas 75219, in which case the date of exercise shall be the date of mailing; or
          (c) by hand delivery or otherwise to Eagle Materials Inc., Attention: Secretary, 3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas 75219, in which case the date of exercise shall be the date when receipt is acknowledged by the Company.
          Notwithstanding the foregoing, in the event that the address of the Company is changed prior to the date of any exercise of this Option, notice of exercise shall instead be made pursuant to the foregoing provisions at the Company’s current address.
          Any other notices provided for in this Agreement or in the Plan shall be given in writing or by such electronic means, as permitted by the Committee, and shall be deemed effectively delivered or given upon receipt or, in the case of notices delivered by the Company to the Optionee, five days after deposit in the United States mail, postage prepaid, addressed to the Optionee at the address specified at the end of this Agreement or at such other address as the Optionee hereafter designates by written notice to the Company.
          6. Assignment of Option.
          Except as otherwise permitted by the Committee, the rights of the Optionee under the Plan and this Award Agreement are personal; no assignment or transfer of the Optionee’s rights under and interest in this Option may be made by the Optionee otherwise than by will, by beneficiary designation, by the laws of descent and distribution or by a qualified domestic relations order; and this Option is exercisable during his lifetime only by the Optionee.
          After the death of the Optionee, exercise of the Option shall be permitted only by the Optionee’s designated beneficiary or, in the absence of a designated beneficiary, the Optionee’s executor or the personal representative of the Optionee’s estate (or by his assignee, in the event of a permitted assignment) and only to the extent that the Option was exercisable on the date of the Optionee’s death.
          7. Stock Certificates.
          Certificates representing the Common Stock issued pursuant to the exercise of the Option will bear all legends required by law and necessary or advisable to effectuate the provisions of the Plan and this Option. The Company may place a “stop transfer” order against shares of the Common Stock issued pursuant to the exercise of this Option until all restrictions and conditions set forth in the Plan or this Agreement and in the legends referred to in this Section 7 have been complied with.
          8. Shareholder Rights.
          The Optionee shall have no rights of a shareholder with respect to shares of Common Stock subject to the Option unless and until such time as the Option has been exercised and ownership of such shares of Common Stock has been transferred to the Optionee.
          9. Successors and Assigns.
          This Agreement shall bind and inure to the benefit of and be enforceable by the Optionee, the Company and their respective permitted successors and assigns (including personal representatives, heirs and legatees), except that the Optionee may not assign any rights or obligations under this Agreement except to the extent and in the manner expressly permitted herein.
          10. No Service Guaranteed.
          No provision of this Option Agreement shall confer any right upon the Optionee to continued service with the Company.

          11. Governing Law.
          This Option Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Texas.
          12. Amendment.
          This Agreement cannot be modified, altered or amended except by an agreement, in writing, signed by both the Company and the Optionee.

EAGLE MATERIALS INC.

Date:	By:

	Name:	Steven R. Rowley
	Title:	President and CEO

          The Optionee hereby accepts the foregoing Option Agreement, subject to the terms and provisions of the Plan and administrative interpretations thereof referred to above.

OPTIONEE:

Date:

Optionee’s Address:

EXHIBIT A
Change in Control
          For the purpose of this Agreement, a “Change of Control” shall mean the occurrence of any of the following events:
          (a) The acquisition by any Person of beneficial ownership of securities of the Company (including any such acquisition of beneficial ownership deemed to have occurred pursuant to Rule 13d-5 under the Exchange Act) if, immediately thereafter, such Person is the beneficial owner of (i) 50% or more of the total number of outstanding shares of any single class of Company Common Stock or (ii) 40% or more of the total number of outstanding shares of all classes of Company Common Stock, unless such acquisition is made (a) directly from the Company in a transaction approved by a majority of the members of the Incumbent Board or (b) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company;
          (b) Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (or who is otherwise designated as a member of the Incumbent Board by such a vote) shall be considered as though such individual were a member of the Incumbent Board, except that any such individual shall not be considered a member of the Incumbent Board if his or her initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;
          (c) The consummation of a Business Combination, unless, immediately following such Business Combination, (i) more than 50% of both the total number of then outstanding shares of common stock of the parent corporation resulting from such Business Combination and the combined voting power of the then outstanding voting securities of such parent corporation entitled to vote generally in the election of directors will be (or is) then beneficially owned, directly or indirectly, by all or substantially all of the Persons who were the beneficial owners, respectively, of the outstanding shares of Company Common Stock immediately prior to such Business Combination in substantially the same proportions as their ownership immediately prior to such Business Combination of the outstanding shares of Company Common Stock, (ii) no Person (other than any employee benefit plan (or related trust) of the Company or any corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 40% or more of the total number of then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the parent corporation resulting from such Business Combination were members of the Incumbent Board immediately prior to the consummation of such Business Combination; or

1 -A

          (d) Approval by the Board and the shareholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) a Major Asset Disposition (or, if there is no such approval by shareholders, consummation of such Major Asset Disposition) unless, immediately following such Major Asset Disposition, (A) Persons that were beneficial owners of the outstanding shares of Company Common Stock immediately prior to such Major Asset Disposition beneficially own, directly or indirectly, more than 50% of the total number of then outstanding shares of common stock and the combined voting power of the then outstanding shares of voting stock of the Company (if it continues to exist) and of the Acquiring Entity in substantially the same proportions as their ownership immediately prior to such Major Asset Disposition of the outstanding shares of Company Common Stock; (B) no Person (other than any employee benefit plan (or related trust) of the Company or such entity) beneficially owns, directly or indirectly, 40% or more of the then outstanding shares of common stock or the combined voting power of the then outstanding voting securities of the Company (if it continues to exist) and of the Acquiring Entity entitled to vote generally in the election of directors and (C) at least a majority of the members of the Board of the Company (if it continues to exist) and of the Acquiring Entity were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such Major Asset Disposition.
          For purposes of the foregoing,
     (i) the term “Person” means an individual, entity or group;
     (ii) the term “group” is used as it is defined for purposes of Section 13(d)(3) of the Exchange Act;
     (iii) the terms “beneficial owner”, “beneficially ownership” and “beneficially own” are used as defined for purposes of Rule 13d-3 under the Exchange Act;
     (iv) the term “Business Combination” means (x) a merger, consolidation or share exchange involving the Company or its stock or (y) an acquisition by the Company, directly or through one or more subsidiaries, of another entity or its stock or assets;
     (v) the term “Company Common Stock” shall mean the Common Stock, par value $.01 per share, of the Company;
     (vi) the term “Exchange Act” means the Securities Exchange Act of 1934, as amended.
     (vii) the phrase “parent corporation resulting from a Business Combination” means the Company if its stock is not acquired or converted in the Business Combination and otherwise means the entity which as a result of such Business Combination owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries;

2 -A

     (viii) the term “Major Asset Disposition” means the sale or other disposition in one transaction or a series of related transactions of 50% or more of the assets of the Company and its subsidiaries on a consolidated basis; and any specified percentage or portion of the assets of the Company shall be based on fair market value, as determined by a majority of the members of the Incumbent Board;
     (ix) the term “Acquiring Entity” means the entity that acquires the largest portion of the assets sold or otherwise disposed of in a Major Asset Disposition (or the entity, if any, that owns a majority of the outstanding voting stock of such acquiring entity entitled to vote generally in the election of directors or members of a comparable governing body); and
     (x) the phrase “substantially the same proportions,” when used with reference to ownership interests in the parent corporation resulting from a Business Combination or in an Acquiring Entity, means substantially in proportion to the number of shares of Company Common Stock beneficially owned by the applicable Persons immediately prior to the Business Combination or Major Asset Disposition, but is not to be construed in such a manner as to require that the same ratio or number of shares of such parent corporation or Acquiring Entity be issued, paid or delivered in exchange for or in respect of the shares of each class of Company Common Stock.

3 -A